CONSOLIDATED BALANCE SHEET - USD ($)	Mar. 31, 2020	Dec. 31, 2019
ASSETS
Cash and cash equivalents	$ 197,000	$ 10
Loans, held-for-investment, net	22,282,000
Preferred stock	40,374,000
Mortgage loans, held-for-investment, net	933,219,000
Accrued interest and dividends	5,248,000
Mortgage loans held in variable interest entities, at fair value	1,712,909,000
Other assets	1,096,000
TOTAL ASSETS	2,715,325,000
Liabilities:
Credit facility	788,345,000
Accounts payable and other accrued liabilities	1,636,000
Accrued interest payable	932,000
Bonds payable held in variable interest entities, at fair value	1,607,918,000
Total Liabilities	2,398,831,000
Redeemable noncontrolling interests in the Operating Partnership	233,395,000
Stockholders' Equity:
Preferred stock, value
Common stock, value	53,000
Additional paid-in capital	91,894,000	10
Accumulated deficit	(7,510,000)
Common stock held in treasury at cost	(1,338,000)
Total Stockholders' Equity	83,099,000	$ 10
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 2,715,325,000